UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2026

CAMP4 THERAPEUTICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-42365	81-1152476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Talcott Avenue Suite 201 Watertown, MA		02472
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (617) 651-8867
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAMP	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On September 28, 2026, CAMP4 Therapeutics Corporation (the “Company”) held an Analyst Day meeting regarding its planned Phase 1/2 ASCEND clinical trial of CMP-002 in SYNGAP1-related disorder (the “ASCEND clinical trial”) and its pipeline of product candidates. A copy of the data presentation used in connection with the Analyst Day meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on September 28, 2026, the Company updated its corporate presentation, which is available on the “Investors” section of the Company’s website at https://investors.camp4tx.com. This presentation is also furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this report is furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 28, 2026, the Company held an Analyst Day meeting at which it provided the following updates regarding the ASCEND clinical trial and the Company’s pipeline of product candidates.

ASCEND Clinical Trial

The ASCEND clinical trial is a Phase 1/2, randomized, double-blind, placebo-controlled, multiple ascending dose (“MAD”) study. Participants will be randomized 3:1 to receive intrathecal administration of CMP-002 or a sham procedure consisting of a pinprick. The clinical trial includes three MAD cohorts with a minimum of eight participants each, followed by an open-label extension study. The Company believes that the dose levels to be administered in each of the three cohorts are within the expected therapeutic range based on pharmacokinetic and pharmacodynamic modeling of its preclinical data. The primary goals of the clinical trial include demonstrating safety and tolerability, characterizing pharmacokinetics and selecting an optimal biological dose, and identifying relevant endpoints applicable to patients with SYNGAP-1-related disorder (“SRD”) for subsequent study of CMP-002.

The ASCEND clinical trial is designed to enroll participants aged 2 to less than 18 years with genetically confirmed SRD. Key inclusion criteria include a clinical diagnosis of SRD with genetic confirmation of a protein-truncating mutation in SYNGAP1 exons 5-19, a haploinsufficiency phenotype characterized by intellectual disability, inability to speak in full phrases, sleep disturbance, refractory epilepsy (defined as daily seizures despite at least one ongoing anti-seizure medication) and a prior trial of at least two anti-seizure medications, and a stable anti-seizure medication regimen prior to baseline. Key exclusion criteria include non-truncating SYNGAP1 variants (including missense variants, microdeletions, variants located in exons 1-4 or variants of uncertain significance), a history of central nervous system disease unrelated to SRD, spinal abnormalities or other conditions that would make intrathecal dosing unsafe, and clinically significant laboratory abnormalities.

The ASCEND clinical trial is designed to include a 28-day screening period, a baseline assessment period of at least four weeks, a treatment period during which three doses will be administered over approximately three months, and a post-treatment follow-up period with assessments at multiple timepoints over approximately six months. Total participant time in the clinical trial is expected to be approximately 10 months. The clinical trial includes daily seizure diary completion, actigraphy monitoring, safety and side effect review and functional assessments across multiple domains throughout the clinical trial.

The ASCEND clinical trial will also assess exploratory endpoints across six key domains of SYNGAP1-related disorder: seizures, sleep, motor function and gait, communication, behavior, and development and cognition. Seizure and sleep assessments will include 24-hour video-electroencephalography (“EEG”), seizure diaries, the Seizure-Related Impact Assessment Scale, actigraphy, and the Children’s Sleep Habits Questionnaire. The clinical trial will utilize five validated scales to assess behavior, development, communication, and motor function: the Bayley Scales of Infant and Toddler Development, 4th Edition; the Vineland Adaptive Behavior Scales, 3rd Edition; the Aberrant Behavior Checklist, 2nd Edition; the Observer-Reported Communication Ability Measure; and the Gross Motor Function Measure. EEG-based measures will be utilized to assess multiple parameters.

The ASCEND clinical trial is planned to be conducted at more than 11 clinical trial sites across at least nine countries. Sites in the United Kingdom, Australia and Argentina have been approved by the relevant regulatory authorities. Sites in the European Union are under review by applicable regulatory and ethics authorities.

The Company expects to dose the first patient in the ASCEND clinical trial by the end of 2026. The Company is targeting a topline data readout from the ASCEND clinical trial in the first half of 2028.

Pipeline Updates

In addition, the Company provided an update on its broader pipeline of product candidates. The Company is advancing a preclinical program targeting SHANK3 for the treatment of Phelan-McDermid Syndrome, a neurodevelopmental disorder characterized by autism, developmental delay, intellectual disability, motor impairment and milestone regression, for which there are no approved disease-modifying treatments. The Company estimates that there are more than 45,000 patients with Phelan-McDermid Syndrome in the United States. The Company expects to designate a development candidate in the SHANK3 program in 2027. The Company also disclosed that it is evaluating programs for two additional early-stage haploinsufficient diseases of the central nervous system.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s strategy, goals, business plans and focus; preclinical data, clinical development plans and the anticipated timing of availability of clinical data and results from the Company’s planned ASCEND clinical trial; the Company’s regulatory interactions with the FDA; the Company’s expectations regarding the therapeutic potential of the Company’s product candidates; the Company’s estimates with respect to the addressable patient populations for its product candidates; the potential of the Company’s platform technology; and the Company’s expectations regarding its business prospects and results of operations. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “designed”, “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,”, “strive”, “target,” “will,” “would,” or the negative thereof and similar words and expressions. Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to the Company. Such statements are neither promises nor guarantees, and involve a number of known and unknown risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the Company’s limited operating history, incurrence of substantial losses since the Company’s inception and anticipation of incurring substantial and increasing losses for the foreseeable future; the Company’s need for substantial additional financing to achieve the Company’s goals; the uncertainty of clinical development and risks related to additional costs or delays in the development and commercialization of the Company’s current product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by the Company’s product candidates; potential competition; the Company’s ability to realize the benefits of the Company’s current or future collaborations or licensing arrangements; the Company’s ability to obtain regulatory approval to commercialize its product candidates; risks related to the manufacturing of the Company’s product candidates, which is complex, and the risk that the Company’s third-party manufacturers may encounter difficulties in production; the Company’s ability to obtain and maintain sufficient intellectual property protection for the Company’s product candidates; and the Company’s reliance on third parties to conduct the Company’s preclinical studies and clinical trials, as was the risks detailed under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in the Company’s other filings with the U.S. Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any of the statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Analyst Day presentation, dated September 28, 2026.
99.2	Corporate presentation, dated September 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMP4 THERAPEUTICS CORPORATION

By:	/s/ Josh Mandel-Brehm
Name: Josh Mandel-Brehm
Title: President and Chief Executive Officer
Date: September 28, 2026